UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 15, 2022

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904		46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2155 E. GoDaddy Way	Tempe	Arizona	85284
(Address of Principal Executive Offices)			(Zip Code)
(480) 505-8800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GDDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events
Beginning in the first quarter of 2022, GoDaddy Inc. ("GoDaddy") revised the presentation of segment information to reflect changes in the way it manages and evaluates its business. Effective January 1, 2022, GoDaddy reports its operating results through two reportable segments: Applications & Commerce and Core Platform. Previously, GoDaddy had a single operating and reportable segment.
GoDaddy is filing this Current Report on Form 8-K (the "Form 8-K") to retrospectively revise its historical segment reporting financial information to reflect these changes. This revised financial information is consistent with the segment presentation set forth in GoDaddy's interim financial statements in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, which was filed with the Securities and Exchange Commission (the "SEC") on May 5, 2022.
Exhibit 99.1 to the Form 8-K, included herein, provides revised segment discussions within the following items of GoDaddy's Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K"), as filed with the SEC on February 17, 2022:
•Part I, "Item 1. Business" - solely to reflect changes in the discussion under the caption "Overview"
•Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" - solely to reflect changes in "Overview," "Financial Highlights," "Results of Operations - Segment Results of Operations" and "Critical Accounting Policies and Estimates - Goodwill and Indefinite-Lived Intangible Assets"
•Part II, "Item 8. Financial Statements and Supplementary Data" - solely to reflect changes in the "Notes to Consolidated Financial Statements," specifically "Note 1 - Organization and Background," "Note 2 - Summary of Significant Accounting Policies - Goodwill and Indefinite-Lived Intangible Assets," "Note 4 - Goodwill and Intangible Assets" and "Note 19 - Segment Information" as well as the "Report of Independent Registered Public Accounting Firm"
The Form 8-K does not reclassify nor restate GoDaddy's previously reported consolidated financial statements for any period, and all other information in the 2021 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2021 Form 10-K with the SEC. Beginning in 2022, GoDaddy's financial statements will reflect the realignment of its reportable segments with prior periods revised accordingly. The information in the Form 8-K, including Exhibit 99.1, should be read in conjunction with the 2021 Form 10-K.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of independent registered public accounting firm
99.1
GoDaddy Inc.'s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on February 17, 2022, recast solely to reflect the changes in segment reporting in the following Items: Part I Item 1. Business, Part II Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Part II Item 8. Financial Statements and Supplementary Data.

101	The following materials from GoDaddy Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021 formatted in XBRL (eXtensible Business Reporting Language)): (i) Consolidated Balance Sheets at December 31, 2021 and 2020, (ii) Consolidated Statements of Operations for the years ended December 31, 2021, 2020 and 2019, (iii) Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2021, 2020 and 2019, (iv) Consolidated Statements of Stockholders' Equity (Deficit) for the years ended December 31, 2021, 2020 and 2019, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2021, 2020 and 2019, and (vi) Notes to Consolidated Financial Statements.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	July 15, 2022	/s/ Mark McCaffrey
Mark McCaffrey
Chief Financial Officer